UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2010

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culbreth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

AGS Capital Group, LLC Investment Agreement.

On October 5, 2010, the Registrant, Global Earth Energy, Inc., a Nevada corporation, and AGS Capital Group, LLC executed that certain AGS Investment Agreement which provided upon the terms and subject to the conditions contained therein, the Registrant shall issue and sell to AGS Capital, from time to time as provided herein, and AGS Capital shall purchase from the Registrant up to Ten Million Dollars ($10,000,000) of the Registrant’s fully registered, freely tradable common stock, par value $0.001 per share (the “the Common Stock”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”);

Some of the pertinent provisions of the AGS Capital Investment Agreement are as follows:

Advances.  Subject to the terms and conditions of the AGS Capital Investment Agreement (including, without limitation, the provisions of Article VII thereof), the Registrant, at its sole and exclusive option, may issue and sell to AGS Capital, and AGS Capital shall purchase from the Registrant, shares of the Common Stock by the delivery, in the Registrant’s sole discretion, of Advance Notices.  The aggregate maximum amount of all Advances that AGS Capital shall be obligated to make under the AGS Capital Investment Agreement shall not exceed the Commitment Amount.

Mechanics.

(a)

Advance Notice.  At any time during the Commitment Period, the Registrant may require AGS Capital to purchase shares of the Common Stock by delivering an Advance Notice to AGS Capital, subject to the conditions set forth in Article VII; provided, however, that (i) the amount for each Advance in the Advance Notice shall not be more than the Maximum Advance Amount, (ii) the aggregate amount of the Advances pursuant to the AGS Capital Investment Agreement shall not exceed the Commitment Amount, (iii) in no event shall the number of shares of the Common Stock issuable to AGS Capital pursuant to an Advance cause the aggregate number of shares of the Common Stock beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by AGS Capital and its affiliates to equal or exceed five (5) percent of then outstanding the Common Stock (the “Ownership Limitation”) (as of the date of the AGS Capital Investment Agreement, Investor and its affiliates held no shares of the outstanding the Common Stock), (iv) under no circumstances shall the aggregate offering price or number of Shares, as the case may be, exceed the aggregate offering price or number of Shares available for issuance under the Registration Statement (the “Registration Limitation”), and (v) the Common Stock must be DWAC eligible and sent to Investor in electronic form, instead of certificate form.  There shall be a minimum of five (5) Trading Days between each Advance Notice Date.  Notwithstanding any other provision in the AGS Capital Investment Agreement, the Registrant acknowledges and agrees that upon receipt of an Advance Notice, AGS Capital may sell shares that it is unconditionally obligated to purchase under such Advance Notice prior to taking possession of such shares.

(b)

Date of Delivery of Advance Notice.  An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by email (to the address set forth in Section 11.1 herein) by AGS Capital if such notice is received prior to 5:00 pm Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by email after 5:00 pm Eastern Time on a Trading Day or at any time on a day which is not a Trading Day.  No Advance Notice may be deemed delivered on a day that is not a Trading Day.  The Registrant acknowledges and agrees that AGS Capital shall be entitled to treat any email it receives from officers whose email addresses are identified by the Registrant purporting to be an Advance Notice as a duly executed and authorized Advance Notice from the Registrant.

Closings.

(a)

On the day of the Advance Notice, the Registrant shall deliver to AGS Capital in electronic form, such number of shares of the DWAC eligible the Common Stock registered in the name of AGS Capital as shall equal the number of shares specified in the Advance Notice.  On the later of the Advance Date or one Trading Day following receipt of the shares of the Common Stock corresponding to the Advance Notice, AGS Capital shall deliver to the Registrant the amount of the Advance by wire transfer of immediately available funds.  On or prior to the Advance Date, each of the Registrant and AGS Capital shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to Section 2.3(b) below in order to implement and effect the transactions contemplated herein.  To the extent the Registrant has not paid the fees, expenses, and disbursements of AGS Capital in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by AGS Capital (and shall be paid to the relevant party) directly out of the proceeds of the Advance with no reduction in the amount of shares of the Common Stock to be delivered on such Advance Date.

(b)

Obligations Upon Closing.  The Investor agrees to advance the amount corresponding to the Advance Notice to the Registrant upon completion of each of the following conditions:

(i)

The Registrant shall deliver to AGS Capital the shares of the Common Stock applicable to the Advance in accordance with Section 2.3(a).  The certificates evidencing such shares shall be free of restrictive legends.

(ii)

The Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all applicable shares of the Common Stock to be issued in connection with the Advance and certificates evidencing such shares shall be free of restrictive legends.

(iii)

The Registrant shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom.  The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Registrant is subject.

(iv)

The Registrant shall have filed with the SEC in a timely manner all reports, notices and other documents required of a “reporting company” under the Exchange Act and applicable SEC regulations.

(v)

The Registrant shall pay any unpaid fees as set forth in Section 12.4 below or withhold such amounts as provided in Section 2.3.

(vi)

The Registrant’s transfer agent shall be DWAC eligible.

(vii)

If the conditions in Section 7.2.(a)(i) below are satisfied and provided the Registrant is in compliance with its obligations in Section 2.3, AGS Capital shall deliver to the Registrant the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds.

Lock Up Period.  On the date hereof, the Registrant shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.4.  The Registrant shall cause its officers and directors to refrain from selling the Common Stock during each Pricing Period.

Registration Rights.  The Registrant shall cause the Registration Rights Agreement to remain in full force and effect and the Registrant shall comply in all material respects with the terms thereof.  During the Commitment Period, the Registrant shall notify AGS Capital promptly if (a) the Registration Statement shall cease to be effective under the Securities Act, (b) the Common Stock shall cease to be authorized for listing on the Principal Market, (c) the Common Stock ceases to be registered under Section 12(g) of the Exchange Act, or (d) the Registrant fails to file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act.

Quotation of the Common Stock.  The Registrant shall maintain the Common Stock’s authorization for quotation on the Principal Market.

Exchange Act Registration.  The Registrant will cause the Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Termination.

(a)

Unless earlier terminated as provided hereunder, the AGS Capital Investment Agreement shall terminate automatically on the earliest of (i) the first day of the month next following the second anniversary of the Effective Date, or (ii) the date on which AGS Capital shall have made payment of Advances pursuant to the AGS Capital Investment Agreement in the aggregate amount of the Commitment Amount.

(b)

The Registrant may terminate the AGS Capital Investment Agreement effective upon 15 Trading Days’ prior written notice to AGS Capital; provided that (i) there are no Advances outstanding, and (ii) the Registrant has paid all amounts owed to AGS Capital pursuant to the AGS Capital Investment Agreement.  This Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent.  In the event of any termination of the AGS Capital Investment Agreement by the Registrant hereunder, so long as AGS Capital owns any shares of the Common Stock issued hereunder, unless all of such shares of the Common Stock may be resold by AGS Capital without registration and without any time, volume or manner of sale limitations pursuant to Rule 144, the Registrant shall not (i) cancel the common stock issued to Investor or suspend (except as provided for in the Registration Rights Agreement) or withdraw the Registration Statement or otherwise cause the Registration Statement to become ineffective, or voluntarily delist the Common Stock from, the Principal Market without listing the Common Stock on another Principal Market.

(c)

The obligation of AGS Capital to make an Advance to the Registrant pursuant to the AGS Capital Investment Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of 50 Trading Days, during the Commitment Period, or (ii) the Registrant shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from AGS Capital, provided, however, that this paragraph (c) shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

(d)

Nothing in this Section 10.2 shall be deemed to release the Registrant or AGS Capital from any liability for any breach under the AGS Capital Investment Agreement or to impair the rights of the Registrant and AGS Capital to compel specific performance by the other party of its obligations under the AGS Capital Investment Agreement.  The indemnification provisions contained in Sections 5.1 and 5.2 shall survive termination hereunder.

In addition, on October 5, 2010, the Registrant executed that certain Registration Rights Agreement in connection with the AGS Capital Investment Agreement, which requires the Registrant to register for resale pursuant to the Securities Act the Registrable Securities.

Copies of the AGS Capital Investment Agreement and the AGS Capital Registration Rights Agreement are attached to this report as exhibits.  Please refer to the agreements for the definitions of all of the capitalized terms used herein not otherwise defined herein.

Asher Enterprises, Inc.

On October 5, 2010, the Registrant and Asher Enterprises, Inc., a Delaware corporation, executed that certain Securities Purchase Agreement, whereby Asher Enterprises desires to purchase and the Registrant desires to issue and sell, upon the terms and conditions set forth in the Asher Enterprises Agreement an 8% Convertible Promissory Note of the Registrant in the aggregate principal amount of $65,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Note”), convertible into shares of common stock of the Registrant (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in such Note.

Some of the pertinent provisions of the Asher Enterprises Agreement are as follows:

Form of Payment.  On the Closing Date (as defined below), (i) Asher Enterprises shall pay the purchase price for the Note to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Registrant, in accordance with the Registrant’s written wiring instructions, against delivery of the Note in the principal amount equal to the Purchase Price as is set forth immediately below Asher Enterprises’ name on the signature pages hereto, and (ii) the Registrant shall deliver such duly executed on behalf of the Registrant, to Asher Enterprises, against delivery of such Purchase Price.

Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to the Asher Enterprises Agreement (the “Closing Date”) shall be 12:00 noon, Eastern Standard Time on October 7, 2010, or such other mutually agreed upon time.  The closing of the transactions contemplated by the Asher Enterprises Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

Right of First Refusal.  Unless it shall have first delivered to the Buyer, at least seventy two (72) hours prior to the closing of such Future Offering (as defined herein), written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing the Buyer an option during the seventy two (72) hour period following delivery of such notice to purchase the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the “Right of First Refusal”) (and subject to the exceptions described below), the Company will not conduct any convertible note financings (“Future Offerings”) during the period beginning on the Closing Date and ending twelve (12) months following the Closing Date.  In the event the terms and conditions of a proposed Future Offering are amended in any respect after delivery of the notice to the Buyer concerning the proposed Future Offering, the Company shall deliver a new notice to the Buyer describing the amended terms and conditions of the proposed Future Offering and the Buyer thereafter shall have an option during the seventy two (72) hour period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended.  The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering.  The Right of First Refusal shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act) or (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company.  The Right of First Refusal also shall not apply to the issuance of securities upon exercise or conversion of the Company’s options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.  The Right of First Refusal also shall not apply to Future Offerings in excess of $250.000.00.

Some of the pertinent provisions of the Note are as follows:

The Registrant hereby promises to pay to the order of Asher Enterprises, Inc. or registered assigns (the “Holder”) the sum of $65,000.00 together with any interest as set forth herein, on July 7, 2011 (the “Maturity Date”), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) (the “Interest Rate”) per annum from the date hereof (the “Issue Date”) until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise.  This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein with the prior written consent of the Holder which may be withheld for any reason or no reason.  Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty two percent (22%) per annum from the due date thereof until the same is paid (“Default Interest”).

All payments due hereunder (to the extent not converted into common stock (the “Common Stock”) in accordance with the terms hereof) shall be made in lawful money of the United States of America.

Conversion Right.  The Holder shall have the right from time to time, and at any time during the period beginning on the date of this Note and ending on the later of: (i) the Maturity Date and (ii) the date of payment of the Default Amount (as defined in Article III) pursuant to Section 1.6(a) or Article III, each in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non- assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the conversion price (the “Conversion Price”) determined as provided herein (a “Conversion”); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock.  For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver).

The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.4 below; provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”).

The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Borrower’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, provided, however, that the Company shall have the right to pay any or all interest in cash plus (3) at the Borrower’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) at the Holder’s option, any amounts owed to the Holder pursuant to Sections 1.3 and 1.4(g) hereof.

Conversion Price.

(a)

Calculation of Conversion Price.  The conversion price (the “Conversion Price”) shall equal the Variable Conversion Price (as defined herein)(subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).  The “Variable Conversion Price” shall mean 58% multiplied by the Market Price (as defined herein)(representing a discount rate of 42%).  “Market Price” means the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the “Conversion Date”).  “Trading Price” means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the “OTCBB”) as reported by a reliable reporting service (“Reporting Service”) mutually acceptable to Borrower and Holder and hereafter designated by Holders of a majority in interest of the Notes and the Borrower or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.  If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall bethe fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes.  “Trading Day” shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

Copies of the Asher Enterprise Agreement and the Note are attached to this report as exhibits.  Please refer to the agreements for the definitions of all of the capitalized terms used herein not otherwise defined herein.

Item 1.02.

Termination of a Material Definitive Agreement.

On October 12, 2010, the Registrant terminated that certain Investment Agreement effective on May 20, 2010, between the Registrant and Dutchess Opportunity Fund, II, LP, a Delaware Limited Partnership (“Dutchess”) which provided upon the terms and subject to the conditions contained in the Investment Agreement that Dutchess shall invest up to $10,000,000 to purchase the Registrant’s Common Stock, no par value per share (the “Common Stock”).  In addition, on October 6, 2010, the Registrant terminated that certain Registration Rights Agreement effective on May 20, 2010 executed by the Registrant in connection with the Dutchess Investment Agreement.

Some of the pertinent provisions of the Investment Agreement were as follows:

Purchase and Sale of Common Stock.  Subject to the terms and conditions set forth in the Investment Agreement, the Registrant may issue and sell to the Investor, and the Investor shall purchase from the Registrant, up to that number of shares of the Common Stock having an aggregate Purchase Price of $10,000,000.

Delivery of Put Notices.  Subject to the terms and conditions of the Equity Line Transaction Documents, and from time to time during the Open Period, the Registrant may, in its sole discretion, deliver a Put Notice to the Investor which states the dollar amount (designated in U.S. Dollars) (the “Put Amount”) of Shares which the Registrant intends to sell to the Investor on a Closing Date (the “Put”).  The Put Notice shall be in the form attached to the Investment Agreement as Exhibit C and incorporated in the Investment Agreement by reference.  The amount that the Registrant shall be entitled to Put to the Investor (the “Put Amount”) shall be equal to up to either 1) two hundred percent (200%) of the average daily volume (U.S. market only) of the Common Stock for the three (3) Trading Days prior to the applicable Put Notice Date, multiplied by the average of the three (3) daily closing prices immediately preceding the Put Date or 2) two hundred fifty thousand dollars ($250,000).  During the Open Period, the Registrant shall not be entitled to submit a Put Notice until the Pricing Period for the prior Put has been completed.  The Common Stock identified in the Put Notice shall be purchased for a price equal to the Purchase Price.

Conditions to Investor’s Obligation to Purchase Shares.  Notwithstanding anything to the contrary in the Investment Agreement, the Registrant shall not be entitled to deliver a Put Notice and the Investor shall not be obligated to purchase any Shares at a Closing unless each of the following conditions are satisfied:

•

A Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times until the Closing with respect to the subject Put Notice;

•

At all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed on the Principal Market and shall not have been suspended from trading thereon for a period of two (2) consecutive Trading Days during the Open Period and the Registrant shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the Common Stock;

•

The Registrant has complied with its obligations and is otherwise not in breach of or in default under, this Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been cured prior to delivery of the Investor’s Put Notice Date;

•

No injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and

•

The issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.

If any of the events described in clauses above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.

Mechanics of Purchase of Shares by Investor.  Subject to the satisfaction of the conditions set forth in Sections 2(E) of the Investment Agreement, the closing of the purchase by the Investor of Shares (a “Closing”) shall occur on the date which is no later than ten (10) Trading Days following the applicable Put Notice Date (each a “Closing Date”).  Prior to each Closing Date, (I) within five (5) Trading Days, the Investor will notify the Registrant of the number of shares to be delivered to the Investor; and (II) the Registrant shall deliver to the Investor pursuant to the Investment Agreement, certificates representing the Shares to be issued to the Investor on such date and registered in the name of the Investor within eight (8) Trading Days of the Put Notice Date; and (III) the Investor shall deliver to the Registrant the Purchase Price to be paid for such Shares, determined as set forth in Section 2(B) of the Investment Agreement within seven (7) Trading days.  In lieu of delivering physical certificates representing the Securities and provided that the Registrant’s transfer agent then is participating in The Depository Trust Registrant (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Investor, the Registrant shall use all commercially reasonable efforts to cause its transfer agent to electronically transmit the Securities by crediting the account of the Investor’s prime broker (as specified by the Investor within a reasonable period in advance of the Investor’s notice) with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

The Registrant understands that a delay in the issuance of Securities beyond the Closing Date could result in economic damage to the Investor.  After the Effective Date, as compensation to the Investor for such loss, the Registrant agrees to make late payments to the Investor for late issuance of Securities (delivery of Securities after the applicable Closing Date) in accordance with the following schedule (where “No. of Days Late” is defined as the number of Trading days beyond the Closing Date, with the Amounts being cumulative.)

The Registrant shall make any late payments incurred in immediately available funds upon demand by the Investor.  Nothing in the Investment Agreement shall limit the Investor’s right to pursue actual damages for the Registrant’s failure to issue and deliver the Securities to the Investor, except that such late payments shall offset any such actual damages incurred by the Investor, and any Open Market Adjustment Amount, as set forth in the Investment Agreement.

Overall Limit on Common Stock Issuable.  Notwithstanding anything contained in the Investment Agreement to the contrary, if during the Open Period the Registrant becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of Shares issuable by the Registrant and purchasable by the Investor, shall not exceed that number of the shares of Common Stock that may be issuable without shareholder approval (the “Maximum Common Stock Issuance”).  If such issuance of shares of Common Stock could cause a delisting on the Principal Market, then the Maximum Common Stock Issuance shall first be approved by the Registrant’s shareholders in accordance with applicable law and the By-laws and Articles of Incorporation of the Registrant, as amended, if such issuance of shares of Common Stock could cause a delisting on the Principal Market.  The parties understand and agree that the Registrant’s failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Securities or the Investor’s obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2(H).

If, by the third (3rd) business day after the Closing Date, the Registrant fails to deliver any portion of the shares of the Put to the Investor (the “Put Shares Due”) and the Investor purchases, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery of shares which would have been delivered if the full amount of the shares to be delivered to the Investor by the Registrant (the “Open Market Share Purchase”), then the Registrant shall pay to the Investor, in addition to any other amounts due to Investor pursuant to the Put, and not in lieu thereof, the Open Market Adjustment Amount (as defined below).  The “Open Market Adjustment Amount” is the amount equal to the excess, if any, of (x) the Investor’s total purchase price (including brokerage commissions, if any) for the Open Market Share Purchase minus (y) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Put Shares Due.  The Registrant shall pay the Open Market Adjustment Amount to the Investor in immediately available funds within five (5) business days of written demand by the Investor.  By way of illustration and not in limitation of the foregoing, if the Investor purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover an Open Market Purchase with respect to shares of Common Stock it sold for net proceeds of $10,000, the Open Market Purchase Adjustment Amount which the Registrant will be required to pay to the Investor will be $1,000.

Limitation on Amount of Ownership.  Notwithstanding anything to the contrary in the Investment Agreement, in no event shall the Investor be entitled to purchase that number of Shares, which when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act), by the Investor, would exceed 4.99% of the number of shares of Common Stock outstanding on the Closing Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act.

The Registrant decided to terminate the Dutchess Investment Agreement and the Dutchess Registration Rights Agreement in view of the execution of the AGS Capital Group, LLC Investment Agreement and the Asher Enterprises Inc. Securities Purchase Agreement described in Item 1.01 above.

There were no penalties incurred by the Registrant in connection with the termination of the Dutchess Investment Agreement and the Dutchess Registration Rights Agreement.

A complete discussion of the Dutchess Investment Agreement and the Dutchess Registration Rights Agreement is included in a Form 8-K filed by the Registrant with the Commission on May 24, 2010.  Copies of both agreements were filed as exhibits to the Form 8-K filed on May 24, 2010 by the Registrant.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02.

Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
10.1	AGS Capital Group, LLC Investment Agreement, executed on October 5, 2010, between Global Earth Energy, Inc. and AGS Capital Group, LLC.
10.2	AGS Capital Group, LLC Registration Rights Agreement, executed on October 5, 2010, between Global Earth Energy, Inc. and AGS Capital Group, LLC.
10.3	Asher Enterprises Inc. Securities Purchase Agreement, executed on October 5, 2010, between Global Earth Energy, Inc. and Asher Enterprises, Inc.
10.4	Asher Enterprises Inc. Convertible Promissory Note, executed on October 5, 2010, between Global Earth Energy, Inc. and Asher Enterprises, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2010.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer